November 2016 Relieving pain…….Improving lives Exhibit 99.1

Special Note Regarding Forward-Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, among other things, relate to our business strategy, goals and expectations concerning our product candidates, future operations, prospects, plans and objectives of management. The words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases are used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, including the integration of our recently acquired assets, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law.

Company Highlights Multiple non-opioid therapeutics in advanced clinical development for pain conditions Progressing Phase III clinical trials for IV Meloxicam Reported positive top-line results for pivotal Phase III trial in patients following bunionectomy surgery Enrollment completed for second pivotal trial in patients following mini abdominoplasty surgery. On track to report top-line results in 4Q16 Enrolling safety study of 700 patients Assuming positive results from the clinical trials, plan to file a New Drug Application for IV Meloxicam approximately mid-summer 2017 Dex-IN – proprietary, intranasal therapeutic pursuing peri-procedural pain with eventual further Phase II work Revenue and cash flow positive manufacturing business $15M capital raise in August 2016 ($13.4M net proceeds) Experienced management team with significant development, regulatory and commercial experience

Experienced Management and Board Gerri Henwood – President and CEO Founded Auxilium Pharmaceuticals (AUXL, NASDAQ) and IBAH (former NASDAQ Co. – acquired 1998); GSK Michael Celano – CFO Over 35 years of financial leadership experience – Kensey Nash, BioRexis, Orasure, Arthur Andersen/KPMG Randy Mack – SVP, Development Over 20 years of clinical development experience – Adolor, Auxilium, Abbott Labs and Harris Labs Stewart McCallum, MD – CMO Over 9 years of GSK Clinical experience – Development experience; past clinical Investigator, KOL and Stanford U. Fred Graff – CCO Over 20 years of successful commercial experience, including sales and marketing leadership roles at Sepracor, RPR, and MAP Pharmaceuticals Board of Directors Wayne B. Weisman – Chairman SCP VitaLife Partners Alfred Altomari CEO, Agile Therapeutics William L. Ashton Harrison Consulting Group; frmly Amgen Michael Berelowitz, M.D. Former SVP, Specialty Care Business Unit, Pfizer Winston J. Churchill SCP VitaLife Partners Gerri Henwood – CEO Abraham Ludomirski, M.D. SCP VitaLife Partners Karen Flynn President-Pharmaceutical Packaging Systems, West Pharmaceutical Services, Inc.

2015 Transformative Transaction Acquired IV/IM Meloxicam and manufacturing business from Alkermes in April 2015 $50M up-front cash payment plus working capital adjustment; Meloxicam milestones up to $120M (including $10M payable upon NDA filing and $30M upon regulatory approval, and other revenue target milestones), and royalties Warrants issued to Alkermes and OrbiMed Non-dilutive up-front financed by loan from OrbiMed Paid down $22.7 million (including $3.7 million paid in August), or 45% of the original $50.0 million term loan from excess cash flow generated by the manufacturing business IV/IM Meloxicam – rapid onset, long acting preferential COX-2 inhibitor for moderate to severe acute pain Widely prescribed, approved oral chronic pain therapeutic Multiple Phase II studies successfully completed in acute pain models (outcomes in soft tissue and hard tissue models) Phase III pivotal trial in hard tissue model reported positive efficacy data in July 2016 Second Phase III efficacy trial enrollment completed, slated to report in 4Q16 Phase III Safety Study (700 patients) Dosing advantages over existing acute pain therapeutics, including longer duration of action Manufacturing business 97,000 sq. ft. facility (DEA licensed) manufactures 5 commercial products marketed by partners Revenues include product sales, royalties and profit sharing Expect 2016 revenues of $60M+, and significant positive cash flow

Clinical Stage Pipeline Product PC I II III Rights Meloxicam WW IV formulation Acute post operative pain Phase III IM formulation Acute pain Dexmedetomidine (“Dex”) WW, exc. Europe, Turkey, CIS Dex-IN (intranasal) Peri-procedural pain Phase II Cancer breakthrough pain Dex-SL (sublingual) Fadolmidine (“Fado”) WW, exc. Europe, Turkey, CIS Intrathecal Topical

Post Op Pain Market Underserved $5.9 billion market(1) Predominantly opioid use Significant side effects / issues associated with opioids Dearth of non-opioid drugs in development Inpatient procedures Total procedures (2009) 47.9M Addressable >25M Ambulatory procedures Total procedures (2006) 53.3M Addressable >25M Note: Addressable includes procedures expected to utilize pain medication. Source: National Center for Health Statistics and management estimates. (1) GBI Research, 2010 sales.

Limited Pain Relief Options for Patients Note: Pain severity based upon market research / physician feedback Pain Severity Class Compounds Advantages Disadvantages Mild Acetaminophen Antipyretic properties; Oral; no opioid AEs Only effective for mild pain; short acting NSAIDs Ketorolac, ibuprofen, aspirin Mild to moderate analgesia; oral; no opioid AEs Bleeding risk; GI and renal complications; short acting Moderate Sodium channel blockers Bupivacaine, lidocaine Use directly at pain site; mostly peri-operative Limited duration of action; some are concerned about local tissue impact Alpha 2 agonists Dexmedetomidine (Recro Pharma) Good pain relief; anxiolytic properties; no respiratory depression, impaired GI or addictive properties In development – potential for first in class to be approved for peri-procedural pain Moderate to Severe Long-acting preferential COX-2 IV/IM meloxicam (Recro Pharma) Long acting; fast onset, high pain relief, and less constipation Bleeding risk; GI and renal complications Opioids Morphine, hydrocodone, oxycodone, fentanyl Good pain relief Respiratory depression, impaired GI motility after even one dose; frequent nausea and vomiting; abuse/addiction potential

IV/IM Meloxicam

IV/IM Meloxicam Overview FDA approved, oral preferential COX-2 inhibitor used in a wide variety of indications Proprietary long acting injectable form for moderate to severe acute pain Incorporates Alkermes’ NanoCrystalTM technology IV/IM Meloxicam – long acting preferential COX-2 inhibitor for moderate to severe acute pain Positive Phase III efficacy trial in bunionectomy Phase III efficacy trial in mini abdominoplasty enrollment complete (on track for top line results in 4Q16) Phase III Safety study ongoing Positive Phase II Trials in soft and hard tissue Assuming positive results from the clinical trials, plan to file a New Drug Application for IV Meloxicam approximately mid-summer 2017 Formulation IP issued through 2022 and additional methods of preparation IP issued through May 2030 NanoCrystal® is a registered trademark of Alkermes plc.

Favorable Dosing Profile Attribute Meloxicam Ketorolac Caldolor (ibuprofen) Ofirmev (APAP) Route IV/IM IV/IM IV IV Onset of pain relief < 10 min 30 min N/A N/A Time to peak analgesic effect 40 min 1-2 hrs N/A N/A Duration of pain relief 18-24 hrs 4-6 hrs 4-6 hrs 4-6 hrs Admin. IV bolus and eventual pre-filled syringe Ready to use IV Dilution required, 30 min infusion Ready to use, 15 min infusion

Phase III Acute Postoperative Pain Studies Reported positive Phase III efficacy data in bunionectomy surgery trial, the first of two pivotal trials Placebo vs IV Meloxicam (30mg) every 24 hours Achieved statistical significance in primary endpoint (SPID48), as well as in 15 of 19 secondary endpoints Standard analgesia study design Progressing with second Phase III trial in acute postoperative pain following abdominoplasty surgery SPID24 = Primary Endpoint Currently enrolling Phase III 700 patient safety study

Study REC-15-016 Phase III Bunionectomy Multicenter, Multi-dose, Randomized, Double-blind, Placebo-controlled 201 subjects randomized to either IV Meloxicam (N1539) 30 mg or Placebo Study medication administered q24 hours up to 3 doses 95% of subjects completed the 48 hour assessments Standard analgesia design Pain Intensity assessments (SPID48 = Primary Endpoint) Use of rescue medication Time to onset Patient Global Assessment of Pain Control

Study REC-15-016 - Bunionectomy Primary Endpoint – SPID48 p = 0.0034

Study REC-15-016 - Bunionectomy Summary of Secondary Endpoints Parameter p-value SPID6 0.0153 SPID12 0.0053 SPID24 0.0084 SPID24-48 0.0050 Time to First Rescue Analgesia 0.0076 Number of Subjects Rescued 0-24 Hours 0.0002 Number of Subjects Rescued 24-48 Hours 0.0009 Number of Subjects Rescued 0-48 Hours 0.0002 Number of Times Rescued 0-24 Hours 0.0025 Number of Times Rescued 24-48 Hours 0.0108 Number of Times Rescued 0-48 Hours 0.0014 % Subjects with >30% Improvement - 6 Hours 0.0451 % Subjects with >30% Improvement - 24 Hours 0.0107 % Subjects with >50% Improvement - 24 Hours 0.0430 PGA of Pain Control at 48 hours 0.0046 Times to Perceptible and Meaningful Pain Relief, % Subjects with >50% Improvement within 6 Hours, PGA of Pain Control at 24 hours were not significantly different between treatment groups.

Study REC-15-016 - Bunionectomy Adverse Events – ≥3% in either group n (%) of Subjects   N1539 30 mg Placebo Preferred Term (N=100) (N=101) Subjects with ≥ 1 TEAE 44 (44.0) 54 (53.5) Nausea 20 (20.0) 26 (25.7) Headache 8 (8.0) 12 (11.9) Vomiting 3 (3.0) 9 (8.9) Pruritus 8 (8.0) 3 (3.0) Decreased appetite 2 (2.0) 7 (6.9) Constipation 4 (4.0) 5 (5.0) Abdominal pain -- 6 (5.9) Dizziness 3 (3.0) 4 (4.0) Flushing 3 (3.0) 1 (1.0) Somnolence 3 (3.0) 2 (2.0) ALT increased -- 3 (3.0) **Two (2) subjects experienced Serious Adverse Events during this study. Both subjects were randomized to placebo.

Next Steps for IV Meloxicam Complete Phase III Pivotal Study in soft tissue model Enrollment completed Top-line results expected in 4Q16 Complete safety studies to meet adequate exposures / special populations Currently enrolling Total across all Phase III studies: est. 1,100 patients expected to be enrolled

Multiple Successful IV Phase 2 Trials

Trial	Design	Outcome
Phase II Study N1539-02	Acute pain following dental surgery (N = 230)	Statistically significant differences for meloxicam doses compared to placebo were seen in SPID24, pain relief and onset of pain relief
Phase II Study N1539-04	Acute pain following open abdominal hysterectomy surgery (N = 486)	Statistically significant differences for meloxicam doses compared to placebo were seen in multiple efficacy analyses, including SPID24. meloxicam 30 mg and 60 mg produced the greatest response with no difference between doses
Phase II Study N1539-05	Acute pain following laparoscopic abdominal surgery (N =50)	Study stopped early (planned N = 250) for business reasons. However, statistically significant differences in SPID48 observed for 30mg QD dose despite small sample size
Phase II Study -014	Safety, Efficacy and PK in Post-op bunionectomy (N=59)	Safety-well tolerated, no serious AEs, no bleeding events Efficacy-Statistically significantly reductions in pain intensity as measured by SPID48 for 30 and 60 mg QD vs placebo

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Phase II Abdominal Hysterectomy Study Multicenter, single-dose, randomized, double-blind, placebo- & active-controlled study in Eastern Europe In double-blind period, single doses of: All patients received placebo, IV Morphine (10-15 mg), Meloxicam 5 mg, 7.5 mg, 15 mg, 30 mg, 60 mg After 24 hours, open-label Meloxicam was available Standard analgesia study design Pain Intensity assessments (SPID24 = Primary Endpoint) Pain Relief Rescue medication Time to onset

Robust Efficacy (Abdominal Hysterectomy Trial – IV Meloxicam) *** p < 0.001 vs. Placebo *** *** *** *** *** ***

Confirmed Efficacy in Multiple Studies Summary of Pain Intensity Differences (SPID) *** p < 0.001 vs. Placebo *** *** *** *** Dental Pain Study p = 0.0682 p = 0.0392 Abdominal Laparoscopic Pain Study

Single 30 mg Dose Performance over 24 hrs (Abdominal Hysterectomy Trial – IV Meloxicam) Baseline Pain Level ≈ 60

Well Tolerated (Abdominal Hysterectomy Trial – IV Meloxicam) **Reported in ≥ 3% of Subjects in any group and greater than Placebo Meloxicam   Placebo n=64 Morphine n=62 5 mg n=60 7.5 mg n=91 15 mg n=60 30 mg n=60 60 mg n=89 Anemia 3.1 4.8 3.3 13.2 3.3 1.7 10.1 Anemia Postoperative - 1.6 - - - 3.3 - Constipation - 4.8 5.0 1.1 1.7 - - Flatulence - 4.8 1.7 1.1 3.3 - - Hypokalemia - 3.2 1.7 1.1 - 1.7 - Insomnia 4.7 8.1 10.0 4.4 5.0 5.0 4.5 Ketonuria 7.8 9.7 6.7 9.9 15 10 10.1 Leukocytosis - - 1.7 - - 3.3 - Pyrexia 1.6 3.2 3.3 2.2 - - - Sinus Tachycardia - - 3.3 - - - 1.1 Percent of Subjects Reporting an Adverse Event **

Dexmedetomidine (“Dex”)

Dex Has Demonstrated Analgesia & Safety Alpha 2 agonist (non-opioid) Injectable form (Precedex) marketed by Hospira in US as sedative Multiple studies demonstrating analgesia of alpha 2 agonists Intranasal formulation in clinical development for peri-procedural pain In-licensed non-IV rights from Orion Worldwide rights except Europe, Turkey, and CIS Multiple studies demonstrate Dex pain relief and safety profile Including our completed placebo controlled trials Expect strong IP position Pending IP coverage could run through 2030 Expect to file 505(b)(2) NDA after completion of Ph III

Positive Dex-IN Ph II Results (REC-14-013 – Post Op Day 1 Dosing) Randomized, placebo controlled Phase II bunionectomy study (168 patients) Randomized, placebo controlled study 50 mcg of Dex-IN or placebo every 6 hours Primary endpoint – SPID48 (p=0.0214) Oral opioid rescue therapy allowed 6 patients discontinued for lack of efficacy (3 in each treatment group) and 1 patient due to serious adverse event of hypotension Most common adverse events observed in the study were: blood pressure decrease / hypotension nausea (similar incidences to placebo) nasal discomfort and headache Adverse event of bradycardia was reported in 3 subjects in the Dex-IN treatment group

Significant Advantages Over Opioids Meloxicam/Dex Fast-acting Opioids Non-opioid (Not controlled substance) Opioid - DEA scheduled product No habituation effects Addictive Does not cause respiratory depression Respiratory depression Not associated with notable constipation, nausea, or vomiting Unwanted side-effects of constipation, nausea and vomiting Dex: Enhances morphine effectiveness without morphine dose increase Additive effect requires higher dose Dex: Anxiolytic properties Not anxiolytic Meloxicam: Highly Effective Analgesic Effective Analgesic

Dex Has Been Well Studied by Recro Evaluated proprietary formulations of Dex in 10 trials Trial Form Design Outcome REC-14-013 Dex-IN Acute pain following bunionectomy surgery (n=168) Statistically significant difference of SPID48 between 50 mcg of Dex-IN vs. placebo (p=0.0214) REC-13-012 Dex-IN Acute pain following bunionectomy surgery (n=85 evaluable) Within subset of patients (n=42), with baseline pain intensity of 6 or below, there was a trend towards analgesia in 50 mcg and reduced opioid use vs placebo REC-11-010 Dex-IN Chronic lower back pain POC study (n=24) Statistically significant pain relief within 30 minutes demonstrated in placebo controlled trial – single use device REC-09-003 Dex-SL Chronic lower back pain POC study (n=21) Statistically significant reduction in pain intensity demonstrated in placebo controlled trial

Study REC-14-013 (Adverse Events – ≥3 in Dex-IN Group) Placebo Dex-IN 50 µg Adverse Event   (N = 84)   (N =84) BP Decreased   3 (3.6%)   22 (26.2%) Nausea   14 (16.7%)   13 (15.5%) Nasal Discomfort   2 (2.4%)   7 (8.3%) Headache   4 (4.8%)   6 (7.1%) Vomiting   6 (7.1%)   4 (4.8%) Nasal Dryness   3 (3.6%)   4 (4.8%) Nasal Congestion   1 (1.2%)   4 (4.8%) Nasal Obstruction   2 (2.4%)   3 (3.6%) Bradycardia   0   3 (3.6%) Dizziness   1 (1.2%)   3 (3.6%) Hypotension   0   3 (3.6%) If IV fluid given and no symptoms present, “BP Decrease” recorded as AE No medication given to any patient with BP or HR change All nasal related AEs were rated as mild, except one case of nasal congestion rated as moderate

Fadolmidine (“Fado”)

Fado Effective in Phase II for Pain Relief Alpha 2 agonist more potent at the alpha 2c receptor than Dex >20 fold less potent at the alpha 1b receptor than clonidine Fado has demonstrated analgesia in multiple animal models Positive Phase II analgesia study in bunionectomy patients Intrathecal route of administration WW rights to all human uses except Europe, Turkey and CIS NCE patent w/ expected extension to 2021

Clinical Pipeline Intellectual Property IV/IM meloxicam – formulation IP through 2022 and additional methods of preparation IP through May 2030 Dex applications for methods for treating/preventing pain through intranasal and sublingual formulations without significant sedation Fado IP in-licensed from Orion Composition of matter Method of administration for analgesia Treatment and prevention of hypotension and shock Pro-Drug Regulatory exclusivity 505(b)(2) – 3 years (Meloxicam, Dex-IN, Dex-SL) 505(b)(1) – NCE, 5 years (Fado)

Manufacturing Business Overview Gainesville

Gainesville Manufacturing Facility

Manufacturing Overview Manufacturing facility 97,000 + sq. ft. solid oral dosage manufacturing cGMP DEA licensed; ~175 employees Revenues include product sales, royalties and profit sharing Positive cash flow providing debt service and non-dilutive financing source for Company operating activities Service capabilities Formulation, process development and optimization Process scale-up Clinical supply and validation Commercial supply Ritalin LA Once daily ADHD treatment marketed by Novartis Focalin XR ADHD treatment marketed by Novartis Verelan / verapamil CV/High blood pressure treatment marketed by Actavis/Teva and Lannett Zohydro ER Extended release hydrocodone marketed by Pernix Launched in 2014 Abuse deterrent form launched

Strong Manufacturing Business Performance Revenues include product sales, royalties and profit sharing Expect 2016 revenues of approximately $60M+, depending upon timing of customer ordering patterns, and EBITDA* of approximately $30M Expect recurring 2017 revenues of approximately $55-$60M, and EBITDA* of approximately $18-$20M Additional capacity for new product opportunities Positive cash flow for debt service obligations, as well as cash flow to contribute to the funding of Company operating activities, including product development, and commercialization. *EBITDA and Excess Cash Flow are non-GAAP financial measures (see reconciliation on last page of presentation) Manufacturing Business ($millions) Nine Months Ended September 30, 2016 (unaudited) Revenues $52.0 Manufacturing Pre-Tax income $16.4 EBITDA* $25.6 Excess Cash Flow * $18.0

OrbiMed Debt Financing $50 million up-front payment funded via a five-year senior secured term loan with OrbiMed related to the Alkermes April 2015 transaction Interest at LIBOR + 14.0%, with a 1.0% LIBOR floor OrbiMed received warrants to purchase an aggregate of 3% of Recro's outstanding common stock (on a fully diluted basis) as of the closing of the transaction. Paid down $22.7 million (including $3.7 million paid in August), or 45% of the original $50.0 million term loan from excess cash flow generated by the manufacturing business OrbiMed Loan @ 9/30/16- $27.3 million

Company Highlights Multiple non-opioid therapeutics in advanced clinical development for pain conditions Progressing Phase III clinical trials for IV Meloxicam Reported positive top-line results for pivotal trial in patients following bunionectomy surgery Enrollment completed in second pivotal trial in patients following mini abdominoplasty surgery. On track to report top-line results in 4Q16 Enrolling safety study of 700 patients Assuming positive results from the clinical trials, plan to file a New Drug Application for IV Meloxicam approximately mid-summer 2017 Dex-IN – proprietary, intranasal therapeutic pursuing peri-procedural pain with eventual further Phase II work Revenue and cash flow positive manufacturing business $15M capital raise in August 2016 ($13.4M net proceeds) $24.8M Cash @ 9/30/16 Experienced management team with significant development, regulatory and commercial experience

Reconciliation of Non-GAAP Financial Measures (unaudited)

To supplement our financial results determined by U.S. generally accepted accounting principles ("GAAP"), we have also disclosed in the table below the following non-GAAP information for our Manufacturing Business: earnings before interest, taxes, depreciation and amortization ("EBITDA") and Excess Cash Flow. We believe these non-GAAP financial measures are helpful in understanding our Manufacturing Business as such useful to investors in allowing for greater transparency of supplemental information used by management. EBITDA is used by investors, as well as management in assessing our performance. Under the credit agreement with our lender (OrbiMed), Excess Cash Flow is one of the metrics used to determine the amount that OrbiMed may require the Company to prepay on the outstanding principal on our loan on a quarterly basis (see Notes to Financial Statements for description of the credit agreement). Excess Cash Flow is a useful measure of cash flow available to not just service debt, but also use for other Company operating activities, including product development and commercialization. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, reported GAAP results. Further, Non-GAAP financial measures, even if similarly titled, may not be calculated in the same manner by all companies, and therefore should not be compared.

Manufacturing Business ($'s in millions)	Nine Months Ended Sept 30, 2016	Full Year 2016 Estimate	Full Year 2017 Estimate
Manufacturing pre-tax income	**$16.4**	**$17.9**	**$6.0- $8.0**
Depreciation	$3.8	$5.0	$5.0
Amortization of intangible assets	$1.9	$2.6	$3.0
Interest	$3.5	$4.5	$4.0
EBITDA	**$25.6**	**$30.0**	**$18.0 - $20.0**
Interest	($3.5)	($4.5)	($4.0)
Capital expenditures	($2.3)	($3.3)	($4.0)
Change in working capital	($2.4)	$2.1	-
Stock-based compensation expense	$0.6	$0.7	$1.0
Excess Cash Flow	**$18.0**	**$25.0**	**$11.0 - $13.0**

RECRO PHARMA

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